UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2014

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

On January 27, 2014, W. P. Carey Inc. (“W. P. Carey” or the “Company”) reported that its proposed merger described in the Agreement and Plan of Merger dated as of July 25, 2013 (the “Merger Agreement”) by and among Corporate Property Associates 16 - Global Incorporated (“CPA®:16 - Global”), W. P. Carey, the ultimate parent of the external manager of CPA®:16 - Global, WPC REIT Merger Sub Inc., a wholly-owned indirect subsidiary of W. P. Carey and the other parties thereto, and the other transactions contemplated thereby (the “Merger”) were approved by its stockholders at a special meeting held on September 24, 2014 (the “Special Meeting”).  W. P. Carey also reported that the Merger was approved by the stockholders of CPA®:16 — Global at a separate meeting of its stockholders held on the same date.

As of November 23, 2013, the record date for the Special Meeting, there were approximately 68,257,773 shares of W. P. Carey common stock outstanding and entitled to vote at the Special Meeting.  Set forth below are the final voting results from the Special Meeting:

1.     To consider and vote upon a proposal to approve the Merger described in the Merger Agreement by and among CPA®:16 - Global, W. P. Carey, the ultimate parent of the external manager of CPA®:16 - Global, WPC REIT Merger Sub Inc., a wholly-owned indirect subsidiary of W. P. Carey and the other parties thereto, and the other transactions contemplated thereby.

For	Against	Abstain

50,249,419	267,651	538,513

The adoption of the Merger Agreement was approved.

2.     To transact such other business as may properly come before the Special Meeting or any adjournments or postponements of the special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposal above (the “Adjournment Proposal”).

For	Against	Abstain

34,151,532	15,691,258	1,212,787

The Adjournment Proposal was approved.

Item 7.01              Regulation FD Disclosure.

On January 27, 2014, W. P. Carey issued a press release announcing the results of the Special Meeting and providing the Company’s guidance related to the Company’s expectations regarding Adjusted Funds From Operation for 2014.  The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Starting on January 27, 2014, Trevor P. Bond, President and CEO of W. P. Carey, along with other key members of the senior management team, will be conducting meetings with investors, analysts and others.  During these meetings, W. P. Carey will present the slides attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.  The presentation is also posted on W. P. Carey’s website at http://www.wpcarey.com.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into W.P. Carey’s filing under the Securities Act of 1933, as amended or the Exchange Act.

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

99.1	Press Release issued on by W. P. Carey Inc., dated January 27, 2014

99.2	Presentation by W. P. Carey Inc., dated January 27, 2014

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the expected range of AFFO per diluted share, the benefits of the proposed merger with CPA®:16 — Global (the “Merger”), annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s and CPA®:16 — Global’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent reports filed with the SEC.  These risks, as well as other risks associated with the proposed Merger, are more fully discussed in the Form S-4 and the Joint Proxy Statement/Prospectus, as amended (File No. 333-191517) filed by W. P. Carey and CPA®:16 — Global (the “Joint Proxy Statement/Prospectus”).  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey filed a Registration Statement on Form S-4 with the SEC on October 1, 2013, as amended, and first mailed the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger on or about December 5, 2013.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 — GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (www.wpcarey.com) or by accessing CPA®:16 — Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 — Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D. C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 — Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 — Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: January 27, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director

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